SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          October 5, 2004

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of Incorporation)

150 Washington Avenue, Suite 302
Santa Fe, New Mexico	87501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:          (505) 989-1900

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     Thornburg Mortgage, Inc. (the “Company”) hereby furnishes the information set forth in the Business Presentation, dated October 2004, a copy of which is included as Exhibit 99.1.

     The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

     The Business Presentation in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of adjustable rate mortgage securities and loans for acquisition, and other risk factors discussed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. The Company does not undertake to update, revise or correct any of the forward-looking information.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

     The following exhibit is furnished as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
99.1	Business Presentation of Thornburg Mortgage, Inc., dated October 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.
Date: October 5, 2004	By:	/s/ Michael B. Jeffers
Michael B. Jeffers, Secretary

EXHIBIT INDEX

EXHIBIT	NAME OF
NUMBER	EXHIBIT
99.1	Business Presentation of Thornburg Mortgage, Inc., dated October 2004.